Money Market Fund

(the “Fund”)

A portfolio of PERFORMANCE FUNDS TRUST

Supplement dated August 16, 2012

To the Trust’s Prospectus for the Class A and B Shares and

the Prospectus for Institutional Class, each dated October 1, 2011

This Supplement supersedes any information to the contrary within the Prospectus.

Effective September 7, 2012, the redemption by check writing privilege for the Fund will be suspended. From the effective date, any Fund shareholder’s checkwriting signature card will be considered void and any existing Fund account checks will not be honored if presented for payment.

For additional information on redeeming your shares, please refer to your Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE

REFERENCE.